<PG$PCN,400010000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77C

<PG$PCN,400020000>

      (a) A Special Meeting of the Shareholders of John Hancock Trust (the "Trust) was held at the Trust's principal office at 601 Congress Street, Boston Massachusetts on March 1, 2005 at 10:00 a.m.

      (b)   Not Applicable

      (c)   Proposals

Proposal 1         Election of eight Trustees to serve as members of the Board of Trustees of the Trust.

Proposal 2         Approval of an Amended Advisory Agreement between the Trust and John Hancock Investment
                   Management Services, LLC ("JHIMS" or the "Adviser") increasing advisory fee rates.

Proposal 3         Approval of an Amended Advisory Agreement with respect to the Lifestyle Trusts decreasing advisory fees.

Proposal 4         Approval of an Amended Subadvisory Agreement with respect to the Lifestyle Trusts decreasing subadvisory fees.

Proposal 5         Approval of a Rule 12b-1 Distribution Plan ("12b-1 Plan") for the Series I and Series II
                   shares, and an amended 12b-1 Plan for the Series III shares, of each of the Lifestyle
                   Trusts.

Proposal 6         Approval of an Amended Subadvisory Agreement for the Quantitative Value Trust decreasing subadvisory fees.

Proposal 7         Approval of Amendment to the Trust's Declaration of Trust to authorize the Board of
                   Trustees to approve Portfolio mergers without shareholder approval.

Proposal 8         Approval of Amendment to the Trust's Declaration of Trust to authorize the Board of
                   Trustees to designate a class of shares of a Portfolio as a separate Portfolio.

Proposal 9         Approval of reclassifying the investment objective of each Portfolio as a
                   "non-fundamental" policy which may be changed without shareholder approval.

Proposal 10        Approval of reclassifying the Financial Services Trust from a "diversified" to
                   "non-diversified" Portfolio.

At the meeting, each proposal was approved by shareholders of each Portfolio. The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

                                                                SHARES
                                           ------------------------------------------------
                                                FOR             AGAINST           ABSTAINED
                                           -------------      -----------         ---------
PROPOSAL 1
John Hancock Trust                         3,224,235,556      129,000,183                 -

PROPOSAL 2
Emerging Small Company Trust                  14,095,466        3,254,571           495,012
Aggressive Growth Trust                       24,768,598        4,865,770         1,161,976
All Cap Core Trust                            14,203,375        2,310,449           485,102
All Cap Growth Trust                          33,590,924        5,932,560         1,309,217
All Cap Value Trust                           21,274,380        5,441,279           596,874
Blue Chip Growth Trust                        84,738,582       17,303,176         3,774,364
Capital Appreciation Trust                    23,802,696        4,311,470           816,671
Classic Value Trust                              854,703          140,264            42,889
Core Equity Trust                             23,017,892        5,599,730         1,778,307
Core Value Trust                                 302,228                -                 -
Diversified Bond Trust                        46,042,678        7,221,773         2,176,140
Dynamic Growth Trust                          29,365,633        4,662,423         1,053,087
Emerging Growth Trust                         13,387,552        4,767,266            86,701
Equity-Income Trust                           93,296,058       16,826,685         3,733,623

<PG$PCN,400030000>

                                                                SHARES
                                             ----------------------------------------------
                                                 FOR            AGAINST          ABSTAINED
                                             -----------       ----------        ----------
PROPOSAL 2, CONTINUED
Financial Services Trust                       5,517,967        1,166,713           237,798
Fundamental Value Trust                       47,494,172        8,707,249         1,652,815
Global Allocation Trust                       15,912,124        2,414,725           461,307
Global Bond Trust                             39,601,500        8,265,968         1,818,550
Global Equity Select Trust                       256,273                -                 -
Global Trust                                  21,466,089        3,633,623         1,023,856
Great Companies-America Trust                    164,242           16,401                 -
Growth & Income Trust                         52,834,082        9,085,399         2,221,446
Health Sciences Trust                          9,919,661        2,602,415           401,066
High Grade Bond Trust                            423,733                -                 -
High Yield Trust                             108,327,577       23,243,742         6,479,117
Income & Value Trust                          56,573,299        8,555,154         3,590,933
International Value Trust                     46,387,537        8,430,029         1,604,606
International Equity Select Trust                179,096                -                 -
International Small Cap Trust                 22,265,683        4,964,119           936,850
International Stock Trust                     47,300,460        6,805,836         1,822,137
Large Cap Growth Trust                        38,481,080        7,636,028         1,854,564
Large Cap Value Trust                          6,416,884        2,483,436           314,418
Lifestyle Aggressive 1000 Trust               50,458,008        9,295,693         2,179,402
Lifestyle Balanced 640 Trust                 232,155,028       37,011,664        17,340,236
Lifestyle Conservative 280 Trust              37,183,637        6,910,357         2,426,219
Lifestyle Growth 820 Trust                   232,084,216       42,156,344        13,015,036
Lifestyle Moderate 460 Trust                  71,834,550       10,871,529         5,239,956
Mid Cap Core Trust                             3,270,824          702,946           128,254
Mid Cap Index Trust                           11,020,420        2,951,483           727,564
Mid Cap Stock Trust                           33,485,140        5,890,773         1,447,568
Mid Cap Value Trust                           31,520,108        5,785,691         1,053,530
Money Market Trust                           179,533,858       46,734,740        10,977,498
Natural Resources Trust                       19,303,970        5,047,434           466,292
Overseas Trust                                62,984,101        9,145,214         3,239,578
Pacific Rim Trust                              9,002,655        1,925,346           491,136
Quantitative All Cap Trust                    15,478,802        4,115,632           356,896
Quantitative Mid Cap Trust                     9,239,419        1,664,069           242,769
Quantitative Value Trust                      13,241,647        1,697,832                 -
Real Estate Securities Trust                  29,194,680        6,641,118         1,060,937
Real Return Bond Trust                        31,088,053        6,492,774         1,092,052
Science & Technology Trust                    38,777,186        8,142,301         1,718,164
Select Growth Trust                              292,860                -                 -
Small Cap Index Trust                         12,606,887        2,638,694           353,807
Small Cap Opportunities Trust                  6,251,051        3,494,343           538,660
Small Company Blend Trust                     14,723,747        1,977,058           659,051
Small Company Value Trust                     29,728,734        6,852,518         1,252,263
Small Company Trust                            3,336,681          313,615            57,662
Small-Mid Cap Growth Trust                       261,275                -                 -
Small-Mid Cap Trust                              192,654                -                 -
Special Value Trust                            1,663,779          127,373            33,193
Strategic Bond Trust                          65,456,473       10,565,351         2,713,177
Strategic Growth Trust                        31,786,361        3,717,792           761,999
Strategic Value Trust                         11,389,417        1,783,364           261,668

<PG$PCN,400040000>

                                                                SHARES
                                           ------------------------------------------------
                                                FOR             AGAINST          ABSTAINED
                                           -------------      -----------       -----------
PROPOSAL 2, CONTINUED
Strategic Income Trust                         1,252,328           92,521            80,062
Strategic Opportunities Trust                 38,713,892        7,137,724         1,925,683
Total Return Trust                            87,903,583       16,544,108         3,253,332
Total Stock Market Index Trust                15,199,782        3,486,433           530,386
Investment Quality Bond Trust                 31,869,516        4,815,464         1,396,454
U.S. Global Leaders Growth Trust                 662,267           49,190            17,663
U.S. Government Securities Trust              43,141,902        7,644,748         2,121,151
U.S. Large Cap Trust                          51,469,613        9,529,918         1,908,181
Utilities Trust                                6,594,870        1,349,637           208,492
Value Trust                                   15,215,524        2,333,149           612,632
500 Index Trust                               90,996,835       23,953,256         5,023,663

PROPOSAL 3
Lifestyle Aggressive 1000 Trust               57,960,558        1,857,173         2,115,372
Lifestyle Balanced 640 Trust                 265,254,547        6,170,747        15,081,634
Lifestyle Conservative 280 Trust              43,168,589          993,236         2,358,388
Lifestyle Growth 820 Trust                   266,043,492        7,311,930        13,900,174
Lifestyle Moderate 460 Trust                  81,306,422        1,701,551         4,938,061

PROPOSAL 4
Lifestyle Aggressive 1000 Trust               58,079,121        1,633,814         2,220,169
Lifestyle Balanced 640 Trust                 264,923,127        5,847,721        15,736,080
Lifestyle Conservative 280 Trust              42,801,623          953,527         2,765,062
Lifestyle Growth 820 Trust                   265,246,639        7,723,452        14,285,505
Lifestyle Moderate 460 Trust                  80,798,710        1,923,207         5,224,117

PROPOSAL 5
Lifestyle Aggressive 1000 Trust               53,656,015        4,666,193         3,610,895
Lifestyle Balanced 640 Trust                 249,407,924       12,012,868        25,086,136
Lifestyle Conservative 280 Trust              40,397,595        2,468,258         3,654,360
Lifestyle Growth 820 Trust                   248,811,071       15,970,107        22,474,417
Lifestyle Moderate 460 Trust                  76,416,984        3,927,605         7,601,446

PROPOSAL 6
Quantitative Value Trust                      14,939,479                -                 -

PROPOSAL 7
John Hancock Trust                         2,753,082,369      451,068,172       149,085,198

PROPOSAL 8
John Hancock Trust                         2,852,780,671      276,645,215       223,809,854

PROPOSAL 9
Emerging Small Company Trust                  14,460,245        2,845,162           539,642
Aggressive Growth Trust                       25,191,092        4,311,229         1,294,023
All Cap Core Trust                            14,452,988        2,055,861           490,076
All Cap Growth Trust                          33,846,982        5,257,712         1,728,007
All Cap Value Trust                           21,886,543        4,675,824           750,168
American Blue Chip Income and Growth
 Trust                                         8,966,961        1,423,282           481,541
American Growth Trust                         35,134,008        5,124,796         1,763,352
American Growth-Income Trust                  27,929,698        4,013,306         1,469,330
American International Trust                  13,482,211        2,131,536           765,043
Blue Chip Growth Trust                        85,756,909       15,806,454         4,252,760
Capital Appreciation Trust                    24,140,742        3,735,645         1,054,451
Classic Value Trust                              869,936          119,848            48,073
Core Equity Trust                             24,567,746        4,211,232         1,616,952

<PG$PCN,400050000>

                                                                 SHARES
                                             ----------------------------------------------
                                                 FOR            AGAINST          ABSTAINED
                                             -----------       ----------        ----------
PROPOSAL 9, CONTINUED
Core Value Trust                                 302,228                -                 -
Diversified Bond Trust                        46,430,001        6,464,002         2,546,588
Dynamic Growth Trust                          28,980,102        4,980,807         1,120,234
Emerging Growth Trust                         13,411,734        4,760,724            69,060
Equity-Income Trust                           93,895,899       15,584,330         4,376,138
Equity Index Trust                             4,299,475          516,463           827,039
Financial Services Trust                       5,534,868        1,037,356           350,254
Fundamental Value Trust                       47,250,936        8,773,066         1,830,234
Global Allocation Trust                       15,805,179        2,275,765           707,212
Global Bond Trust                             39,401,296        8,143,844         2,140,878
Global Equity Select Trust                       256,273                -                 -
Global Trust                                  21,571,244        3,441,113         1,111,212
Great Companies-America Trust                    164,242           16,401                 -
Growth & Income Trust                         53,112,709        8,623,949         2,404,268
Health Sciences Trust                          9,940,005        2,512,331           470,807
High Grade Bond Trust                            423,733                -                 -
High Yield Trust                             109,064,186       20,314,496         8,671,755
Income & Value Trust                          57,268,654        7,713,055         3,737,675
International Value Trust                     45,752,183        8,672,961         1,997,027
International Equity Select Trust                179,096                -                 -
International Small Cap Trust                 22,446,760        4,306,008         1,413,884
International Stock Trust                     47,342,512        6,315,140         2,270,781
Large Cap Growth Trust                        38,317,871        7,729,698         1,924,104
Large Cap Value Trust                          6,904,227        2,059,919           250,593
Lifestyle Aggressive 1000 Trust               50,038,486        9,309,973         2,584,644
Lifestyle Balanced 640 Trust                 230,511,157       37,400,999        18,594,772
Lifestyle Conservative 280 Trust              37,388,496        6,366,659         2,765,058
Lifestyle Growth 820 Trust                   230,578,392       41,119,809        15,557,395
Lifestyle Moderate 460 Trust                  70,693,240       12,432,723         4,820,072
Mid Cap Core Trust                             3,311,529          623,747           166,748
Mid Cap Index Trust                           11,461,678        2,614,787           623,000
Mid Cap Stock Trust                           33,256,613        5,920,699         1,646,170
Mid Cap Value Trust                           31,768,897        5,322,100         1,268,332
Money Market Trust                           189,244,787       35,112,939        12,888,371
Natural Resources Trust                       19,536,110        4,611,947           669,639
Overseas Trust                                63,876,758        8,024,624         3,467,510
Pacific Rim Trust                              8,995,975        1,766,035           657,127
Quantitative All Cap Trust                    16,267,398        3,499,807           184,125
Quantitative Mid Cap Trust                     9,395,198        1,493,244           257,815
Quantitative Value Trust                      13,241,647        1,697,832                 -
Real Estate Securities Trust                  29,165,858        6,247,648         1,483,228
Real Return Bond Trust                        31,760,755        5,915,600           996,525
Science & Technology Trust                    39,286,805        7,279,314         2,071,532
Select Growth Trust                              292,860                -                 -
Small Cap Index Trust                         12,774,221        2,378,532           446,635
Small Cap Opportunities Trust                  6,414,745        3,305,602           563,707
Small Company Blend Trust                     14,924,253        1,737,297           698,306
Small Company Value Trust                     30,218,474        6,094,795         1,520,247
Small Company Trust                            3,298,487          351,809            57,662
Small-Mid Cap Growth Trust                       261,275                -                 -
Small-Mid Cap Trust                              192,654                -                 -
Special Value Trust                            1,080,087          709,499            34,759
Strategic Bond Trust                          65,646,992       10,172,586         2,915,422
Strategic Growth Trust                        30,292,242        5,072,718           901,192
Strategic Income Trust                         1,264,662           72,012            88,237
Strategic Opportunities Trust                 39,326,670        6,452,005         1,998,624
Strategic Value Trust                         11,504,045        1,699,096           231,308

<PG$PCN,400060000>

                                                 FOR             AGAINST        ABSTAINED
                                              ----------       ----------       ---------
                                                                 SHARES
                                              -------------------------------------------
PROPOSAL 9, CONTINUED
Total Return Trust                            89,438,733       13,530,891       4,731,398
Total Stock Market Index Trust                15,162,425        3,324,238         729,938
Investment Quality Bond Trust                 32,405,420        4,403,486       1,272,528
U.S. Global Leaders Growth Trust                 674,189           29,413          25,519
U.S. Government Securities Trust              43,169,681        7,135,388       2,602,733
U.S. Large Cap Trust                          52,123,805        8,587,520       2,196,388
Utilities Trust                                6,566,750        1,344,752         241,497
Value Trust                                   15,067,020        2,326,662         767,623
500 Index Trust                               95,440,562       19,694,494       4,838,698

PROPOSAL 10
Financial Services Trust                       5,882,304          366,204         673,970

      (a) A Special Meeting of the Shareholders of Manufacturers Investment Trust (the "Trust) was held at the Trust's principal office at 601 Congress Street, Boston Massachusetts March 1, 2005 at 10:30 a.m.

      (b)   Not Applicable

      (c)   Proposals

Proposal 1  Approval of Agreement and Plan of Reorganization providing for the combination of the Aggressive Growth Trust into the Mid Cap Stock Trust.

Proposal 2  Approval of Agreement and Plan of Reorganization providing for the combination of the Diversified Bond Trust into the Active Bond
            Trust.

Proposal 3  Approval of Agreement and Plan of Reorganization providing for the combination of the Equity Index Trust into the 500 Index Trust B.

Proposal 4  Approval of Agreement and Plan of Reorganization providing for the combination of the Overseas Trust into the International Value
            Trust.

Proposal 5  Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Blend Trust into the Small Cap Opportunities Trust.

Proposal 6  Approval of Agreement and Plan of Reorganization providing for the combination of the Strategic Growth Trust into the U.S. Global Leaders Growth Trust.

At the meeting, each proposal was approved by shareholders. The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

                                                     SHARES
                                 ---------------------------------------------
       PORTFOLIO                    FOR              AGAINST         ABSTAINED
-------------------------        ----------         ---------        ---------
PROPOSAL 1
Aggressive Growth Trust          28,415,534           855,716        1,525,094

<PG$PCN,400070000>

PROPOSAL 2
Diversified Bond Trust           50,318,954           948,970        4,172,667

PROPOSAL 3
Equity Index Trust                5,362,473            81,143          200,362

PROPOSAL 4
Overseas Trust                   69,059,567         1,826,880        4,482,445

PROPOSAL 5
Small Company Blend Trust        16,138,732           359,772          861,353

PROPOSAL 6
Strategic Growth Trust           33,894,772           905,850        1,466,773